EXHIBIT 99.2
AmerUs Group Co.
Financial Supplement
Third Quarter 2006

AmerUs Group Co.
Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Earnings:

Net Income available to common stockholders	$5,327	$38,619	$128,777	$135,674

Adjustments for:

Realized/unrealized losses on open block assets	6,937	7,161	12,021	8,049

Net amortization of DAC, VOBA and deferred sales inducements due to open block gains or losses	(1,222)	(773)	(2,001)	(652)

Net effect of derivative related market value adjustments	24,333	(13,895)	(526)	1,180

Other (income) loss from non-insurance operations	—	(96)	—	123

Litigation following class certification, net	1,907	6,428	1,907	6,428

Merger costs	835	—	835	—

Income tax items	2,943	(312)	2,474	(19,995)

Early extinguishment of debt	—	11,449	—	11,449

Loss on redemption of preferred stock	11,385	—	11,385	—

Adjusted Net Operating Income available to common stockholders (1)	$52,445	$48,581	$154,872	$142,256

Basic Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.29	$1.26	$3.94	$3.64

Net Income available to common stockholders per common share	$0.13	$1.00	$3.28	$3.47

Weighted average common shares outstanding	40,673	38,488	39,309	39,102

Diluted Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.22	$1.14	$3.68	$3.33

Net Income available to common stockholders per common share	$0.12	$0.91	$3.06	$3.17

Weighted average common shares outstanding	42,903	42,526	42,091	42,743

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

AmerUs Group Co.
Equity and Capitalization
($ in thousands, except for per share data)

	As Of Or		As Of Or
	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Common Stockholders’ Equity:
Beginning of period (including AOCI)	$1,415,631	$1,717,514	$1,557,485	$1,623,469
Beginning of period (excluding AOCI) (1)	1,634,845	1,589,074	1,561,097	1,508,799
End of period (including AOCI)	1,723,626	1,552,589	1,723,626	1,552,589
End of period (excluding AOCI) (1)	1,785,877	1,526,960	1,785,877	1,526,960
Average equity (including AOCI)	1,569,628	1,635,052	1,640,556	1,588,029
Average equity (excluding AOCI) (1)	1,710,361	1,558,017	1,673,487	1,517,880

Common shares outstanding, end of period			43,059	38,651

Return on Common Stockholders’ Equity:
Net income available to common stockholders / Average common stockholders’ equity (including AOCI)	1.4%	9.4%	10.5%	11.4%

Adjusted Net Operating Income available to common stockholders / Average common stockholders’ equity (excluding AOCI) (1) (2)	12.3%	12.5%	12.3%	12.5%

Book Value per Common Share:
including AOCI			$40.03	$40.17
excluding AOCI (1)			$41.48	$39.51

	9/30/2006	12/31/2005
Capitalization:
Bank Borrowings	$40,000	$—
Senior Notes	300,000	300,000
PRIDES	143,750	143,750
Surplus Note	25,000	25,000
Other Borrowings	23,492	36,546
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	582,997	556,051

Preferred Stock	—	144,830
Common Stockholders’ Equity	1,785,877	1,561,097

Total Capitalization (excluding AOCI) (1)	$2,368,874	$2,261,978

AOCI — Unrealized Losses	(62,251)	(3,612)

Total Capitalization (including AOCI)	$2,306,623	$2,258,366

Debt-to-Capital Ratio (3):
A. M. Best	23.75%	20.51%
Fitch	23.33%	18.79%
Moody’s	25.79%	24.27%
Standard & Poor’s	22.47%	15.99%

(1)	Stockholders’ equity, return on equity, book value, and total capitalization amounts excluding accumulated other comprehensive income (AOCI), are non-GAAP financial measures. Management believes that excluding AOCI assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(2)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(3)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, AmerUs Capital I is treated as 40% equity and previously, preferred stock was treated as 90% equity and PRIDES were treated as 60% equity. For Fitch, Amerus Capital I is treated as 60% equity and previously, preferred stock was treated as 100% equity and PRIDES were treated as 70% equity. For Moody’s, AmerUs Capital I is treated as 100% debt and previously, preferred stock was treated as 75% equity and PRIDES were treated as 50% equity. Debt includes $23,845 of defined benefit plan obligation and $13,792 of future lease commitments for both September 30, 2006 and December 31, 2005. For Standard & Poors, AmerUs Capital I is treated as 100% equity (and previously preferred stock and PRIDES were also treated as 100% equity), except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was none and $38 as of September 30, 2006 and December 31, 2005 respectively.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenues:
Insurance premiums	$51,268	$54,603	$159,611	$178,150
Product charges	70,525	64,939	207,327	178,610
Net investment income	290,651	278,641	862,941	824,392
Realized/unrealized capital gains (losses)	71,509	23,362	59,289	(19,316)
Other income:
Income from Independent Marketing Organizations	8,017	7,331	24,223	23,495
Other	4,429	4,156	13,108	11,777

Total Revenue	496,399	433,032	1,326,499	1,197,108

Benefits and Expenses:
Policyowner benefits — traditional life	55,531	54,100	167,568	173,300
Policyowner benefits — investment and UL contracts	301,979	157,111	572,725	451,697
Operating expenses	35,552	34,981	106,365	100,505
Expenses from Independent Marketing Organizations	5,707	5,873	18,117	19,376
Litigation following class certification, net	3,179	9,380	3,179	9,380
Amortization — DAC and VOBA	37,244	58,714	152,526	146,515
Dividends to policyowners	16,369	18,770	52,785	70,637

Total Benefits and Expenses	455,561	338,929	1,073,265	971,410

Interest expense:
Interest on bank debt	348	939	468	1,127
Interest on Senior Notes	4,463	2,760	13,388	7,104
Interest on Capital Securities (AmerUs Capital I)	1,005	1,005	3,133	3,133
Interest on PRIDES	2,409	1,998	6,600	5,994
Interest on OCEANs	—	(45)	—	3,758
Interest on Surplus Note	541	541	1,624	1,624
Interest on other borrowings	382	527	1,365	956

Total interest expense	9,148	7,725	26,578	23,696

Early extinguishment of debt	—	19,082	—	19,082

Income before income tax expense	31,690	67,296	226,656	182,920

Income tax (expense)	(12,260)	(28,677)	(78,338)	(47,246)

Net income	19,430	38,619	148,318	135,674

Dividends on preferred stock	(2,718)	—	(8,156)	—

Loss on redemption of preferred stock	(11,385)	—	(11,385)	—

Net income available to common stockholders	$5,327	$38,619	$128,777	$135,674

Weighted Average Common Shares Outstanding:
Basic	40,672,524	38,488,294	39,309,376	39,102,190

Diluted	42,903,211	42,525,870	42,090,818	42,743,043

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended September 30, 2006	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$49,916	$1,168	$184	$51,268
Product charges	54,176	16,349	—	70,525
Net investment income	89,086	200,328	1,237	290,651
Realized/unrealized gains on closed block investments	122	—	—	122
Other income:
Income from Independent Marketing Organizations	—	8,017	—	8,017
Other	902	2,641	886	4,429

	194,202	228,503	2,307	425,012

Benefits and expenses:
Policyowner benefits	91,617	131,119	412	223,148
Underwriting, acquisition, and other expenses:
Operating expenses	18,773	9,815	5,574	34,162
Expenses from Independent Marketing Organizations	—	5,707	—	5,707
Amortization of DAC and VOBA	25,009	28,655	—	53,664
Dividends to policyowners	16,368	1	—	16,369

	151,767	175,297	5,986	333,050

Segment pre-tax operating income	$42,435	$53,206	$(3,679)	91,962

Realized/unrealized losses on open block assets				(10,999)

Unrealized gains on open block options and trading investments				82,386

Change in option value of indexed products and market value adjustments on total return strategy annuities				(139,271)

Cash flow hedge amortization				129

Amortization of DAC and VOBA due to open block gains and losses and market value adjustments				16,420

Amortization of deferred sales inducements due to open block gains and losses and market value adjustments				4,780

Litigation following class certification, net				(3,179)

Merger costs				(1,390)

Income from continuing operations				40,838

Interest (expense)				(9,148)

Income tax (expense)				(12,260)

Net income				19,430
Dividends on preferred stock				(2,718)

Loss on redemption of preferred stock				(11,385)

Net income available to common stockholders				$ 5,327

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended September 30, 2005	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$53,535	$727	$341	$ 54,603
Product charges	51,350	13,589	—	64,939
Net investment income	88,930	189,332	379	278,641
Realized/unrealized losses on closed block investments	(650)	—	—	(650)
Other income:
Income from Independent Marketing Organizations	—	7,331	—	7,331
Other	879	2,551	566	3,996

	194,044	213,530	1,286	408,860

Benefits and expenses:
Policyowner benefits	87,918	130,529	(387)	218,060
Underwriting, acquisition, and other expenses:
Operating expenses	19,473	7,230	8,278	34,981
Expenses from Independent Marketing Organizations	—	5,873	—	5,873
Amortization of DAC and VOBA	27,598	22,030	—	49,628
Dividends to policyowners	18,769	1	—	18,770

	153,758	165,663	7,891	327,312

Segment pre-tax operating income	$40,286	$47,867	$(6,605)	81,548

Realized/unrealized losses on open block assets				(793)

Unrealized gains on open block options and trading investments				24,805

Change in option value of indexed products and market value adjustments on total return strategy annuities				6,814

Cash flow hedge amortization				35

Amortization of DAC and VOBA due to open block gains and losses				(9,086)

Litigation following class certification, net				(9,380)

Other income from non-insurance operations				160

Income from continuing operations				94,103

Interest (expense)				(7,725)

Early extinguishment of debt				(19,082)

Income tax (expense)				(28,677)

Net income				38,619

Dividends on preferred stock				—

Net income available to common stockholders				$ 38,619

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Nine Months Ended September 30, 2006	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$156,844	$2,568	$199	$ 159,611
Product charges	160,534	46,793	—	207,327
Net investment income	266,645	594,261	2,035	862,941
Realized/unrealized losses on closed block investments	(1,996)	—	—	(1,996)
Other income:
Income from Independent Marketing Organizations	—	24,223	—	24,223
Other	2,659	7,924	2,525	13,108

	584,686	675,769	4,759	1,265,214

Benefits and expenses:
Policyowner benefits	277,081	384,715	273	662,069
Underwriting, acquisition, and other expenses:
Operating expenses	54,538	28,633	21,804	104,975
Expenses from Independent Marketing Organizations	—	18,117	—	18,117
Amortization of DAC and VOBA	72,917	81,761	—	154,678
Dividends to policyowners	52,783	2	—	52,785

	457,319	513,228	22,077	992,624

Segment pre-tax operating income	$127,367	$162,541	$(17,318)	272,590

Realized/unrealized losses on open block assets				(18,676)

Unrealized gains on open block options and trading investments				79,961

Change in option value of indexed products and market value adjustments on total return strategy annuities				(76,930)

Cash flow hedge amortization				183

Amortization of DAC and VOBA due to open block gains and losses and market value adjustments				2,152

Amortization of deferred sales inducements due to open block gains and losses and market value adjustments				(1,477)

Litigation following class certification, net				(3,179)

Merger costs				(1,390)

Income from continuing operations				253,234

Interest (expense)				(26,578)

Income tax (expense)				(78,338)

Net income				148,318

Dividends on preferred stock				(8,156)

Loss on redemption of preferred stock				(11,385)

Net income available to common stockholders				$ 128,777

AmerUs Group Co.
Operating Segment Income
($ in thousands)

	Protection	Accumulation		Total
For The Nine Months Ended September 30, 2005	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$174,587	$2,263	$1,300	$ 178,150
Product charges	139,073	39,537	—	178,610
Net investment income	268,799	554,531	1,062	824,392
Realized/unrealized losses on closed block investments	(560)	—	—	(560)
Other income:
Income from Independent Marketing Organizations	—	23,495	—	23,495
Other	2,597	7,755	1,630	11,982

	584,496	627,581	3,992	1,216,069

Benefits and expenses:
Policyowner benefits	256,293	388,152	67	644,512
Underwriting, acquisition, and other expenses:
Operating expenses	57,352	21,391	21,762	100,505
Expenses from Independent Marketing Organizations	—	19,376	—	19,376
Amortization of DAC and VOBA	74,576	68,236	—	142,812
Dividends to policyowners	70,633	4	—	70,637

	458,854	497,159	21,829	977,842

Segment pre-tax operating income	$125,642	$130,422	$(17,837)	238,227

Realized/unrealized losses on open block assets				(2,133)

Unrealized losses on open block options and trading investments				(16,623)

Change in option value of indexed products and market value adjustments on total return strategy annuities				19,403

Cash flow hedge amortization				112

Amortization of DAC and VOBA due to open block gains and losses				(3,703)

Litigation following class certification, net				(9,380)

Other income from non-insurance operations				(205)

Income from continuing operations				225,698

Interest (expense)				(23,696)

Early extinguishment of debt				(19,082)

Income tax (expense)				(47,246)

Net income				135,674

Dividends on preferred stock				—

Net income available to common stockholders				$ 135,674

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
	2006	2005
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$17,482,586	$16,727,933
Equity securities	98,169	75,658
Short-term investments	19,877	9,998
Securities held for trading purposes:
Fixed maturity securities	1,255,897	1,414,225
Equity securities	4,058	2,358
Short-term investments	2,480	—
Mortgage loans	1,018,752	976,135
Policy loans	502,303	483,441
Other investments	433,898	347,552

Total investments	20,818,020	20,037,300

Cash and cash equivalents	549,527	600,160
Accrued investment income	256,251	237,221
Premiums, fees and other receivables	35,913	40,667
Income taxes receivable	17,328	9,005
Reinsurance receivables	743,622	730,532
Deferred policy acquisition costs	2,073,309	1,755,159
Deferred sales inducements	338,250	261,322
Value of business acquired	334,513	356,949
Goodwill	229,670	228,869
Property and equipment	47,356	44,467
Other assets	315,314	306,655
Separate account assets	202,366	221,694

Total Assets	$25,961,439	$24,830,000

AmerUs Group Co.
Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
	2006	2005
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$20,127,049	$19,486,854
Policyowner funds	1,996,940	1,483,873

Sub-total	22,123,989	20,970,727

Accrued expenses and other liabilities	449,226	500,858
Payable for collateral under securities lending and other transactions	508,561	474,561
Dividends payable to policyowners	234,932	278,839
Policy and contract claims	48,017	66,137
Deferred income taxes	87,725	58,818
Notes payable:
Bank debt	40,000	—
Senior notes	300,000	300,000
PRIDES	143,750	143,750
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	23,492	36,546
Separate account liabilities	202,366	221,694

Total Liabilities	24,237,813	23,127,685

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2006 and 2005	—	144,830
Common Stock, no par value, 230,000,000 shares authorized; 51,904,999 shares issued and 43,058,995 shares outstanding in 2006; 46,675,811 shares issued and 38,612,874 shares outstanding in 2005	51,905	46,676
Additional paid-in capital — common stock	1,387,426	1,231,533
Accumulated other comprehensive loss	(62,251)	(3,612)
Unearned compensation	—	(3,783)
Retained earnings	733,524	604,747
Treasury stock, at cost (8,846,004 shares in 2006 and 8,062,937 shares in 2005)	(386,978)	(318,076)

Total Stockholders’ Equity	1,723,626	1,702,315

Total Liabilities and Stockholders’ Equity	$25,961,439	$24,830,000

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
September 30, 2006

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$17,482,586	$101,859	$17,584,445
Equity securities	98,169	(879)	97,290
Short-term investments	19,877	(15)	19,862
Securities held for trading purposes:
Fixed maturity securities	1,255,897	—	1,255,897
Equity securities	4,058	—	4,058
Short-term investments	2,480	—	2,480
Mortgage loans	1,018,752	—	1,018,752
Policy loans	502,303	—	502,303
Other investments	433,898	4,672	438,570

Total invested assets	20,818,020	105,637	20,923,657

Cash and cash equivalents	549,527	—	549,527
Accrued investment income	256,251	—	256,251
Premiums, fees and other receivables	35,913	—	35,913
Income taxes receivable	17,328	—	17,328
Reinsurance receivables	743,622	—	743,622
Deferred policy acquisition costs	2,073,309	(65,755)	2,007,554
Deferred sales inducements	338,250	(16,242)	322,008
Value of business acquired	334,513	21,717	356,230
Goodwill	229,670	—	229,670
Property and equipment	47,356	—	47,356
Other assets	315,314	—	315,314
Separate account assets	202,366	—	202,366

Total Assets	$25,961,439	$45,357	$26,006,796

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
September 30, 2006

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$20,127,049	$—	$20,127,049
Policyowner funds	1,996,940	—	1,996,940

	22,123,989	—	22,123,989

Accrued expenses and other liabilities	449,226	(16,620)	432,606
Payable for collateral under securities lending and other transactions	508,561	—	508,561
Dividends payable to policyowners	234,932	(35,072)	199,860
Policy and contract claims	48,017	—	48,017
Deferred income taxes	87,725	34,798	122,523
Notes payable:
Bank debt	40,000	—	40,000
Senior notes	300,000	—	300,000
PRIDES	143,750	—	143,750
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	23,492	—	23,492
Separate Account liabilities	202,366	—	202,366
Liabilities of discontinued operations	—	—	—

Total Liabilities	24,237,813	(16,894)	24,220,919

STOCKHOLDERS’ EQUITY:
Common Stock, no par value, 230,000,000 shares authorized; 51,904,999 shares issued and 43,058,995 shares outstanding in 2006;	51,905	—	51,905
Additional paid-in capital — common stock	1,387,426	—	1,387,426
Accumulated other comprehensive loss	(62,251)	62,251	—
Retained earnings	733,524	—	733,524
Treasury stock, at cost (8,846,004 shares in 2006)	(386,978)	—	(386,978)

Total Stockholders’ Equity	1,723,626	62,251	1,785,877

Total Liabilities and Stockholders’ Equity	$25,961,439	$45,357	$26,006,796

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Protection Products Repetitive Premiums (1):

Interest-sensitive whole life	61	159	223	392

Term and other life	1,501	2,835	4,633	9,241

Universal life

Flexible premium without no lapse guarantee	733	2,651	2,110	10,913

Single premium	23	—	68	—

Indexed life:

Flexible premium without no lapse guarantee	23,816	17,694	68,826	48,703

Flexible premium with no lapse guarantee	6,335	3,386	16,406	9,955

Fixed premium excess interest whole life	397	2,843	2,286	7,473

Single premium	658	—	2,075	—

Total Repetitive Premiums	$33,524	$29,568	$96,627	$86,677

Accumulation Deposits (1):
Annuity premiums:
Deferred fixed annuity:
Traditional annuity	$49,988	$52,917	$132,791	$191,277
Indexed annuity	637,017	632,875	1,699,182	1,778,971

Sub-total	687,005	685,792	1,831,973	1,970,248

Variable annuity	397	864	1,481	2,002
Funding agreements	436,000	—	610,666	26,200

Total Accumulation Deposits	$1,123,402	$686,656	$2,444,120	$1,998,450

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.

Sources of Business

($ in thousands)

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Protection Products Repetitive Premiums (1):
Career marketing organizations (CMOs)	$8,783	$8,127	$25,423	$23,377

Personal producing general agent (PPGA)	4,374	5,937	15,412	19,215

New York distribution	3,015	4,535	9,495	13,121

Independent agent force (2)	17,352	10,969	46,297	30,964

Total Repetitive Premiums	$33,524	$29,568	$96,627	$86,677

Accumulation Deposits (1):
Preferred producer (Career)	$50,333	$38,464	$143,503	$123,132

Personal producing general agent (PPGA)	10,600	8,380	21,732	23,910

Independent agent force (2)	626,469	639,812	1,668,219	1,825,208

Funding agreements	436,000	—	610,666	26,200

Total Accumulation Deposits	$1,123,402	$686,656	$2,444,120	$1,998,450

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

		September 30, 2006
	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Portfolio Composition:
Cash and cash equivalents	$549,527	$—	$—	$549,527
Securities available-for-sale:
Investment grade bonds	16,267,424	228,511	(327,665)	16,168,270
Non-investment grade bonds	1,317,021	26,611	(29,316)	1,314,316
Equity securities	97,290	879	—	98,169
Short-term investments	19,862	15	—	19,877
Securities for trading:
Investment grade bonds	1,119,789	—	—	1,119,789
Non-investment grade bonds	136,108	—	—	136,108
Equity securities	4,058	—	—	4,058
Short-term investments	2,480	—	—	2,480
Mortgage loans	1,018,752	—	—	1,018,752
Policy loans	502,303	—	—	502,303
Other invested assets	433,898	—	—	433,898

Total	$21,468,512	$256,016	$(356,981)	$21,367,547

		December 31, 2005
	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Portfolio Composition:
Cash and cash equivalents	$600,160	$—	$—	$600,160
Securities available-for-sale:
Investment grade bonds	15,371,845	297,149	(204,917)	15,464,077
Non-investment grade bonds	1,249,886	35,812	(21,842)	1,263,856
Equity securities	74,951	707	—	75,658
Short-term investments	9,990	8	—	9,998
Securities for trading:
Investment grade bonds	1,286,830	—	—	1,286,830
Non-investment grade bonds	127,395	—	—	127,395
Equity securities	2,358	—	—	2,358
Mortgage loans	976,135	—	—	976,135
Policy loans	483,441	—	—	483,441
Other invested assets	347,552	—	—	347,552

Total	$20,530,543	$333,676	$(226,759)	$20,637,460

	September 30, 2006	December 31, 2005
Investment Portfolio Data (1):
Average NAIC Rating	1.48	1.49
Average Life	10.37	9.82
Effective Duration	6.22	6.21
Weighted Average Book Yield	5.80	5.69
Quarterly New Money Rate	6.41	5.77

	September 30, 2006			December 31, 2005
	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
High Yield Securities:
NAIC 3	$862,926	4.58%	4.02%	$806,270	4.47%	3.93%
NAIC 4	529,666	2.81%	2.47%	533,201	2.96%	2.60%
NAIC 5	60,002	0.32%	0.28%	34,908	0.19%	0.17%
NAIC 6	535	—	—	2,902	0.02%	0.01%

Total	$1,453,129	7.71%	6.77%	$1,377,281	7.64%	6.71%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	September 30, 2006			December 31, 2005
	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Category:
Government	$419,370	2.2%	2.0%	$487,223	2.7%	2.4%
Public Credit	10,252,522	54.7%	48.0%	10,111,795	55.7%	49.0%
Private Credit	2,699,206	14.4%	12.6%	2,482,831	13.7%	12.0%
Below Investment Grade	1,450,424	7.8%	6.8%	1,391,251	7.7%	6.7%
Mortgage-Backed (MBS)	2,172,976	11.6%	10.2%	2,121,298	11.7%	10.3%
Commercial Mortgage-Backed (CMBS)	1,176,039	6.3%	5.5%	1,204,944	6.6%	5.8%
Asset-Backed (ABS)	567,946	3.0%	2.7%	327,435	1.8%	1.6%
Redeemable Preferred Stock	—	—	—	15,381	0.1%	0.1%

Total	$18,738,483	100.0%	87.8%	$18,142,158	100.0%	87.9%

		September 30, 2006			December 31, 2005
		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Quality:
NAIC Rating	S&P Equivalent
1	A- or higher	$11,876,124	63.4%	55.6%	$11,337,428	62.5%	54.9%
2	BBB- to BBB+	5,411,935	28.9%	25.3%	5,413,479	29.9%	26.2%

	Investment Grade	17,288,059	92.3%	80.9%	16,750,907	92.4%	81.1%

3	BB- to BB+	863,707	4.6%	4.0%	817,530	4.5%	4.0%
4	B- to B+	526,414	2.8%	2.5%	534,480	2.9%	2.6%
5 & 6	CCC+ or lower	60,303	0.3%	0.3%	39,241	0.2%	0.2%

	Below Investment Grade	1,450,424	7.7%	6.8%	1,391,251	7.6%	6.8%

	Total	$18,738,483	100.0%	87.7%	$18,142,158	100.0%	87.9%

	September 30, 2006			December 31, 2005
	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Fixed Maturity Securities by Industries Sector:
Basic Industry	$877,472	4.7%	4.1%	$905,312	5.0%	4.4%
Capital Goods	1,065,230	5.7%	5.0%	974,375	5.4%	4.7%
Communications	1,188,692	6.3%	5.6%	1,372,702	7.6%	6.6%
Consumer Cyclical	1,255,851	6.7%	5.9%	1,106,303	6.1%	5.4%
Consumer Non Cyclical	1,647,414	8.8%	7.7%	1,577,229	8.7%	7.6%
Energy	1,136,769	6.1%	5.3%	1,139,151	6.3%	5.5%
Technology	373,708	2.0%	1.7%	261,740	1.4%	1.3%
Transportation	640,911	3.4%	3.0%	598,977	3.3%	2.9%
Industrial Other	259,710	1.4%	1.2%	221,532	1.2%	1.1%
Utilities	2,269,988	12.1%	10.6%	2,193,589	12.1%	10.6%
Financial Institutions	3,097,448	16.5%	14.5%	3,045,535	16.8%	14.8%

Sub-total	13,813,193	73.7%	64.6%	13,396,445	73.9%	64.9%

Other (1)	4,925,290	26.3%	23.1%	4,745,713	26.1%	23.0%

Total	$18,738,483	100.0%	87.7%	$18,142,158	100.0%	87.9%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	September 30, 2006			December 31, 2005
	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Mortgage Backed Securities:
Pass-thru	$1,133,921	52.2%	5.3%	$1,179,424	55.6%	5.7%
Planned Amortization Class (PACs)	460,117	21.2%	2.2%	452,120	21.3%	2.2%
Sequential Pay	508,828	23.4%	2.4%	447,593	21.1%	2.2%
Adjustable Rate Mortgages (ARMs)	70,110	3.2%	0.3%	42,161	2.0%	0.2%

Total	$2,172,976	100.0%	10.2%	$2,121,298	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
September 30, 2006

			Fixed
	Fixed	Fixed	Indexed	Fixed
	Traditional	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual adjustment	$—	$11,527	$1,035	$12,562
No surrender charge	1,703,142	41,058	2,851	43,909
1 percent	44,811	68,088	7,578	75,666
2 percent	129,159	230,729	37,669	268,398
3 percent	263,197	315,441	54,644	370,085
4 percent	314,048	141,026	18,661	159,687
5 percent	343,233	65,049	3,874	68,923
6 percent	330,310	101,484	3,759	105,243
7 percent	318,881	202,273	5,505	207,778
8 percent	337,979	344,859	7,375	352,234
9 percent	456,476	425,465	11,133	436,598
10 percent or greater	464,531	6,629,550	149,392	6,778,942

Total	$4,705,767	$8,576,549	$303,476	$8,880,025

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$400,971	$5,586,731	$120,420	$5,707,151
Total return strategy	—	955,094	135,799	1,090,893
Non-MVA	4,304,796	2,034,724	47,257	2,081,981

Total	$4,705,767	$8,576,549	$303,476	$8,880,025

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$217,401	$—	$—	$—
1 Year	4,212,816	—	—	—
Multi-year	275,550	—	—	—
Cumulative floor (1)	—	8,576,549	303,476	8,880,025

Total	$4,705,767	$8,576,549	$303,476	$8,880,025

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$389,666	$—	$—	$—
3 percent	2,018,460	—	—	—
3.25 percent	367,225	—	—	—
3.50 percent	493,999	—	—	—
4 percent	1,387,046	—	—	—
4.5 percent	49,371	—	—	—
Cumulative floor (1)	—	8,576,549	303,476	8,880,025

Total	$4,705,767	$8,576,549	$303,476	$8,880,025

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No differential	$3,855,501	$—	$—	$—
0.0% - 0.5%	169,921	—	—	—
0.5% - 1.0%	361,245	—	—	—
1.0% - 1.5%	18,839	—	—	—
1.5% - 2.0%	93,800	—	—	—
2.0% - 2.5%	90,307	—	—	—
2.5% - 3.0%	13,394	—	—	—
Greater than 3.0%	102,760	—	—	—
Cumulative floor (1)	—	8,576,549	303,476	8,880,025

Total	$4,705,767	$8,576,549	$303,476	$8,880,025

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 1.5% to 2.5%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 160 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling 12 Months Ended
	September 30,
ANNUITY SEGMENT SPREADS LTM:	2006	2005
Asset earned rate	5.70%	5.73%
Liability credited rate (1)	3.26%	3.43%

Product spread	2.44%	2.30%

	Rolling 12 Months Ended
	September 30, 2006
COMPONENTS OF ANNUITY SEGMENT SPREAD ALCULATION (2):	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$704,186		$704,186

Average invested assets	$12,362,313		$12,362,313

Asset earned rate	5.70%		5.70%

Annuity segment benefit expense (1)	$433,486	$(22,240)	$411,246

Average annuity segment liabilities (1)	$12,802,869	$(187,987)	$12,614,882

Liability credited rate	3.39%		3.26%

Product spread	2.31%		2.44%

	Rolling 12 Months Ended
	September 30, 2005
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$644,082		$644,082

Average invested assets	$11,247,233		$11,247,233

Asset earned rate	5.73%		5.73%

Annuity segment benefit expense (1)	$416,741	$(22,195)	$394,546

Average annuity segment liabilities (1)	$11,643,917	$(123,239)	$11,520,678

Liability credited rate	3.58%		3.43%

Product spread	2.15%		2.30%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	September 30,	December 31,
	2006	2005
LIABILITIES:
Future life and annuity policy benefits	$2,731,718	$2,765,095
Policyowner funds	7,013	7,835
Accrued expenses and other liabilities	11,439	6,420
Dividends payable to policyowners	150,848	154,793
Policy and contract claims	12,698	17,986
Policyowner dividend obligation	76,498	116,684

Total Liabilities	2,990,214	3,068,813

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,932,794	1,916,052
Mortgage loans	50,629	60,541
Policy loans	334,294	331,561
Cash and cash equivalents	2,201	63,506
Accrued investment income	31,965	32,972
Premiums, fees and other receivables	53,981	58,778

Total Assets	2,405,864	2,463,410

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$584,350	$605,403

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
REVENUES AND EXPENSES:
Insurance premiums	$35,972	$37,582	$111,344	$122,467
Product charges	1,409	1,472	4,527	4,618
Net investment income	35,513	35,393	107,114	110,173
Realized/unrealized gains (losses) on investments	121	(650)	(1,997)	(560)
Policyowner benefits	(49,071)	(47,174)	(143,722)	(142,577)
Underwriting, acquisition and other expenses	(842)	(785)	(3,881)	(1,973)
Dividends to policyowners	(14,514)	(17,066)	(46,851)	(65,057)

Contribution from the Closed Block before income taxes	$8,588	$8,772	$26,534	$27,091

AmerUs Group Co.
Additional Information
($ in thousands)

	September 30,	December 31,
	2006	2005
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional life	$66,556,000	$68,386,000
Universal life	18,454,000	19,271,000
Indexed life	19,652,000	14,797,000

Total Life Insurance In Force	$104,662,000	$102,454,000

RESERVES (GAAP) (including Closed Block):
Traditional life	$3,659,032	$3,636,832
Universal life	1,639,650	1,618,755
Indexed life	896,754	595,087

Total life insurance reserves	6,195,436	5,850,674
Deferred fixed annuity	4,963,139	6,019,545
Indexed annuity	8,880,025	7,526,798

Total annuity reserves	13,843,164	13,546,343

Total Reserves	$20,038,600	$19,397,017

NUMBER OF PRODUCERS:
Protection Products Segment:
Career marketing organizations	1,343	1,139
Personal producing general agents and sub-agents	4,721	5,092
Independent agents — other than New York	19,657	15,972
Independent agents — New York	7,098	6,475

Protection Products Segment — Total Agents	32,819	28,678

Accumulation Products Segment — Independent Agents	19,119	17,728

	September 30,	September 30,
	2006	2005
LIFE INSURANCE LAPSE RATE — LTM	6.1%	6.6%

ANNUITY WITHDRAWAL RATES — LTM
With internal replacements	13.4%	9.4%
Without internal replacements	11.6%	7.6%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

	Protection Products	Accumulation Products	AOCI
DAC ROLLFORWARD:	Segment	Segment	Adjustment	Total
Beginning Balance — December 31, 2005	$748,510	$999,671	$6,978	$1,755,159

Capitalization	162,124	214,312	—	376,436

Amortization	(47,173)	(69,890)	—	(117,063)

FAS 115 adjustment	—	—	58,777	58,777

Ending Balance - September 30, 2006	$863,461	$1,144,093	$65,755	$2,073,309

	Deferred
OTHER ROLLFORWARDS:	Sales Inducements	VOBA
Beginning Balance — December 31, 2005	$261,322	$356,949

Capitalization	84,364	—

Amortization	(18,682)	(35,463)

FAS 115 adjustment	11,246	13,027

Ending Balance — September 30, 2006	$338,250	$334,513

CONTRIBUTION FROM
THE CLOSED BLOCK:	2006	2007
First quarter	$9,103	$8,927

Second quarter	8,843	8,667

Third quarter	8,588	8,414

Fourth quarter	8,338	8,166

Total	$34,872	$34,174

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Nine Months Ended
	September 30,
	2006	2005

Corporate federal income tax rate	35.0%	35.0%
Net benefit of tax credits	—	(.1%)
Dividend received deduction	(0.2%)	(.6%)
Non-deductible expenses	0.5%	1.2%
Tax exempt income	(1.5%)	(1.8%)
State taxes (benefit) on non-life operations	(0.1%)	(.6%)
Prior year overpayments	(0.2%)	—
Provision increases (releases)	1.1%	(10.9%)
Additional tax incurred on joint venture investment sale (1)	—	3.6%

Effective tax rate	34.6%	25.8%

(1)	During the third quarter of 2005, the Company sold its 34% joint venture interest in AMAL Corporation and incurred additional income tax related to the reversal of taxable temporary differences without the benefit of previously anticipated dividends received deductions.

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $26.0 billion in assets, AmerUs sells products in 50 states, the District of
Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company;
American Investors Life Insurance Company, Inc.; Financial Benefit Life Insurance Company;
Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol
“AMH”, PRIDES under the trading symbol “AMH A”, and preferred stock under the trading symbol “AMH Pr”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648
Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2006
First Quarter	$62.37	$56.61	$0.00
Second Quarter	$61.32	$52.57	$0.00
Third Quarter	$68.01	$58.79	$0.00

2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00
Third Quarter	$57.57	$48.91	$0.00
Fourth Quarter	$60.14	$54.83	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	480 Washington Blvd.
Phone — (515) 362-3693	Jersey City, NJ 07310
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com
Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2005 by contacting the Company at (515) 362-3694 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2005, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3694 or by visiting the Company’s web site at www.amerus.com.